Exhibit 10.2
ADDITIONAL LENDER SUPPLEMENT
ADDITIONAL LENDER SUPPLEMENT, dated February 10, 2009 (this “Supplement”), to the Amended and Restated Credit Agreement dated as of July 9, 2008, as amended (as further amended, restated or supplemented from time to time, the “Credit Agreement”), among the Borrower, the Agent and the undersigned Lender (as defined in the Credit Agreement; terms defined in the Credit Agreement are used herein with the same meanings)
        .
WITNESSETH:
     WHEREAS, the Credit Agreement provides in Section 2.1(f)(i) thereof that any financial institution, although not originally a party thereto, may become a party to the Credit Agreement following consultation by the Agent with the Borrower and approval by the Agent, by executing and delivering to the Borrower and the Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and
     WHEREAS, the undersigned Additional Lender was not an original party to the Credit Agreement but now desires to become a party thereto;
     NOW, THEREFORE, each of the parties hereto hereby agrees as follows:
     1. The undersigned Additional Lender agrees to be bound by the provisions of the Credit Agreement and agrees that it shall, on the date this Supplement is accepted by the Borrower and acknowledged by the Agent, become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with a Commitment of $22,500,000.
     2. The undersigned Additional Lender (a) represents and warrants that it is legally authorized to enter into this Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 4.6 or 5.1 thereof, as applicable, and has reviewed such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (c) agrees that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

     3. The undersigned’s address for notices for the purposes of the Credit Agreement is as follows:
Wells Fargo Bank, National Association
300 Commercial Street
Boston, MA 02109
     4. The Borrower represents and warrants that no Event of Default has occurred and is continuing on and as of the date hereof, and giving effect hereto.
     5. This Supplement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without regard to conflicts of law rules.
     This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.
[Signature Page Follows]

     IN WITNESS WHEREOF, each of the undersigned has caused this Additional Lender Supplement to be executed and delivered under seal by a duly authorized officer on the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION (acting through its Wells Fargo Business Credit operating division)

By:

Name:
Title:
Agreed and accepted this day of February, 2009.

TIMEPAYMENT CORP.

By:

Name: Richard F. Latour
Title: President

SOVEREIGN BANK, Individually and as Agent

By:

Name: Jeffrey G. Millman
Title: Senior Vice President
[Signature Page to Additional Lender Supplement]